                                                                Exhibit 99.l


                           ZOLTEK COMPANIES, INC.


                         2005 SHAREHOLDERS' MEETING

                             FEBRUARY 21, 2006                    [photo]





                   BREAKTHROUGH APPLICATION - WIND ENERGY

FORWARD-LOOKING STATEMENTS                                           [photo]


THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS, WHICH ARE BASED UPON THE CURRENT EXPECTATIONS OF THE COMPANY. THIS PRESENTATION ALSO CONTAINS PRO-FORMA FINANCIAL STATEMENTS, WHICH ARE UNCONVENTIONAL AND ARE BASED ON THE COMPANY'S VIEW OF ITS FINANCIAL POSITION AND RESULTS. BECAUSE THESE FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, THERE ARE A NUMBER OF FACTORS THAT COULD CAUSE THE COMPANY'S PLANS, ACTIONS AND ACTUAL RESULTS TO DIFFER MATERIALLY. AMONG THESE FACTORS BUT NOT EXCLUSIVE OF OTHERS ARE:

     THE COMPANY'S ABILITY TO CONTINUE TO RE-ACTIVATE ITS FORMERLY IDLE
          MANUFACTURING FACILITIES ON A TIMELY AND COST-EFFECTIVE BASIS;

     THE COMPANY'S ABILITY TO MEET CURRENT ORDER LEVELS FOR CARBON FIBERS;

     THE COMPANY'S ABILITY TO SUCCESSFULLY ADD NEW CAPACITY FOR THE PRODUCTION
          OF CARBON FIBER AND PRECURSOR RAW MATERIAL;

     THE COMPANY'S ABILITY TO RAISE NEW CAPITAL AND INCREASE ITS BORROWING
          AT ACCEPTABLE COSTS;

     THE COMPANY'S ABILITY TO MANAGE CHANGES IN CUSTOMERS' FORECASTED
          REQUIREMENTS FOR THE COMPANY'S PRODUCTS;

     THE COMPANY'S ABILITY TO CONTINUE INVESTING IN APPLICATION AND MARKET
          DEVELOPMENT;

     THE COMPANY'S ABILITY TO MANUFACTURE LOW-COST CARBON FIBERS AND
          PROFITABLY MARKET THEM; AND PENETRATE EXISTING, IDENTIFIED AND EMERGING MARKETS.

     THE TIMING AND OCCURRENCE (OR NON-OCCURRENCE) OF TRANSACTIONS AND EVENTS
          THAT DETERMINE THE FUTURE EFFECT OF THESE FACTORS ON THE COMPANY, AS WELL AS OTHER FACTORS, MAY BE BEYOND THE CONTROL OF THE COMPANY.

THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS PRESENTATION.



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REVIEW OF FINANCIAL RESULTS                                           [photo]



                                                               FY 2005
                                                               -------

NET SALES                                                      $60,204

COST OF SALES                                                   56,836

AVAILABLE UNUSED CAPACITY COST                                   2,347

SELLING, GENERAL AND ADMINISTRATIVE EXPENSE                      9,170
                                                              --------
     OPERATING LOSS FROM CONTINUED OPERATIONS                 ($ 8,149)

INTEREST EXPENSE FOR ORDINARY FINANCING                            414

INCOME TAX EXPENSE                                                 708
                                                              --------

     NET LOSS FROM CONTINUED OPERATIONS                       ($ 9,271)

NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS                  (1,719)
                                                              --------

     NET LOSS BEFORE COST ASSOCIATED WITH CONVERTIBLE
          DEBENTURE FINANCING                                 ($10,990)

-------------------------------------------------------------------------------
 INTEREST EXPENSE ON CONVERTIBLE DEBENTURES                     (2,584)
 AMORTIZATION OF FINANCING FEES, DEBT DISCOUNT AND
   CONVERSION FEATURE                                           (8,469)
 LOSS ON VALUE OF WARRANTS AND CONVERSION FEATURE              (16,574)
 OTHER, NET                                                     (1,719)
-------------------------------------------------------------------------------
NET INCOME (LOSS)                                             ($40,393)



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REVIEW OF FINANCIAL RESULTS                                           [photo]


                                                               FY 2005           Q1 2006
                                                               -------           -------
NET SALES                                                      $60,204          $ 16,721

COST OF SALES                                                   56,836            13,966

AVAILABLE UNUSED CAPACITY COST                                   2,347

SELLING, GENERAL AND ADMINISTRATIVE EXPENSE                      9,170             2,557
                                                              --------          --------
     OPERATING LOSS FROM CONTINUED OPERATIONS                 ($ 8,149)         ($   880)

INTEREST EXPENSE FOR ORDINARY FINANCING                            414                45

INCOME TAX EXPENSE                                                 708                97
                                                              --------          --------
     NET LOSS FROM CONTINUED OPERATIONS                       ($ 9,271)         ($ 1,022)

NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS                  (1,719)               33
                                                              --------          --------
     NET LOSS BEFORE COST ASSOCIATED WITH CONVERTIBLE
       DEBENTURE FINANCING                                    ($10,990)         ($   989)

----------------------------------------------------------------------------------------------------------
 INTEREST EXPENSE ON CONVERTIBLE DEBENTURES                     (2,584)             (741)
 AMORTIZATION OF FINANCING FEES, DEBT DISCOUNT AND
   CONVERSION FEATURE                                           (8,469)           (1,992)
 LOSS ON VALUE OF WARRANTS AND CONVERSION FEATURE              (16,574)           10,022
 OTHER, NET                                                     (1,719)               12
----------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                                             ($40,393)            6,288


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CONVERTIBLE DEBENTURE FINANCING                                        [photo]



                              CURRENTLY OUTSTANDING LOANS
                              ---------------------------

LOAN AMOUNT                    INTEREST RATE     DUE DATE             CONVERT PRICE/MUST
-----------                    -------------     --------             ------------------

$ 7.8 MILLION                         7.5%       FEB. 2008               $3.50

$20.0 MILLION                    LIBOR +4%       AUG. 2008               $20.00/$30.00

$ 5.0 MILLION                         7.5%       MAR. 2009               $12.50/$25.00

$15.0 MILLION                         7.5%       MAY  2009               $12.50/$25.00

$10.0 MILLION                         7.5%       AUG. 2009               $13.07/$26.00

$20.0 MILLION - COMMITTED



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CONVERTIBLE DEBENTURE FINANCING                                       [photo]



                       CURRENTLY OUTSTANDING WARRANTS
                       ------------------------------

NUMBER OF WARRANTS         DUE DATE       CONVERT PRICE       AMOUNT TO ZOLTEK
------------------         --------       -------------       ----------------
      260,370             FEB. 2008           $ 5.00            $ 1,301,850
       87,884             JUNE 2006           $ 5.40                474,575
       23,977             SEPT. 2006          $ 7.50                179,825
      500,000             APR. 2008           $13.00              6,500,000
      457,000             AUG. 2008           $17.50              7,997,500
      140,000             MAR. 2009           $14.50              2,030,000
      420,000             MAY 2009            $14.50              6,090,000
      231,000             AUG. 2009           $15.16              3,502,000
    ---------                                                   -----------

    2,140,731 SHARES                                            $28,075,750
                                                                -----------



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SARBANES - OXLEY
                     PUBLIC ACCOUNTANT'S OPINION                      [photo]



ZOLTEK HAS AN UNQUALIFIED OPINION

ZOLTEK IS A HIGH RISK CLIENT TO ANY ACCOUNTING FIRM DUE TO OUR POOR FINANCIAL PERFORMANCE

INTERNAL CONTROLS ARE MUCH BETTER THAN REFLECTED IN ACCOUNTANT'S REPORT



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QUESTION FOR THIS YEAR                                                 [photo]



                                    NOW THAT WE HAVE PROVEN THAT ZOLTEK'S
                                    STRATEGY WAS CORRECT, CAN WE MAKE THE
                                    COMMERCIAL CARBON FIBERS BUSINESS
          [photo]                   PROFITABLE

                                            YES, I BELIEVE WE CAN!
                                                 THIS YEAR!



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REVIEW OF FINANCIAL RESULTS                                             [photo]



                                                               FY 2005           Q1 2006           JAN 2006
                                                               -------           -------           --------

NET SALES                                                     $ 60,204          $ 16,721           $ 8,240

COST OF SALES                                                   56,836            13,966             6,395

AVAILABLE UNUSED CAPACITY COST                                   2,347

SELLING, GENERAL AND ADMINISTRATIVE EXPENSE                      9,170             2,557             1,027
                                                              --------          --------           -------

     OPERATING LOSS FROM CONTINUED OPERATIONS                 ($ 8,149)         ($   880)          $   818

INTEREST EXPENSE FOR ORDINARY FINANCING                            414                45                15

INCOME TAX EXPENSE                                                 708                97                44
                                                              --------          --------           -------


     NET LOSS FROM CONTINUED OPERATIONS                       ($ 9,271)         ($ 1,022)          $   759

NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS                  (1,719)               33                 0
                                                              --------          --------           -------

     NET LOSS BEFORE COST ASSOCIATED WITH CONVERTIBLE
       DEBENTURE FINANCING                                    ($10,990)         ($   989)          $   759

-------------------------------------------------------------------------------------------------------------
 INTEREST EXPENSE ON CONVERTIBLE DEBENTURES                     (2,584)             (741)
 AMORTIZATION OF FINANCING FEES, DEBT DISCOUNT AND
   CONVERSION FEATURE                                           (8,469)           (1,992)
 LOSS ON VALUE OF WARRANTS AND CONVERSION FEATURE              (16,574)           10,022
 OTHER, NET                                                     (1,719)               12
-------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                                             ($40,393)            6,288



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CARBON FIBERS SALES                                                    [photo]



                               [graph]


YEAR                         TECHNICAL FIBERS    CARBON FIBERS
2003                                14.1              13.2
2004                                14.8              18.4
2005                                19.7              34.5
2006 Projected                      24                95
2007 Projected w/o expansion        30               130
2007 Projected with expansion       30               200



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ZOLTEK PRICING STRATEGY                                                [photo]



FINALLY WE ARE ABLE TO HAVE A PRICING STRATEGY


o PRICE TO SUPPORT THE CARBON FIBERS COMMERCIALIZATION STRATEGY

o PRICE TO MAINTAIN A REASONABLE MARGIN TO SUPPORT EXPANSION

o PRICE TO COMPETE WITH OTHER MATERIALS, NOT ONLY WITH OUR CF COMPETITORS

o AFTER THE JANUARY 2006 PRICE INCREASES, WE ARE WHERE WE WANT TO BE

o CONTINUE TO BUILD VALUE ADDED PRODUCTS TO INCREASE PROFITABILITY

                  CURRENT PRICE - $8.00 + PER POUND



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SHORT-TERM DEMAND PROJECTIONS                                          [photo]


                                  [graph]

                              ALTERNATE
       AIRCRAFT /  SPORTING    ENERGY /   OIL/OFF-SHORE  AUTOMOTIVE  INFRASTRUCTURE /  INDUSTRIAL  TRANSPORTATION /  THERMOPLASTIC /
YEAR   AEROSPACE    GOODS    WIND ENERGY     DRILLING                  CONSTRUCTION                    MARINE          ELECTRONICS
                                                           (MILLION LBS)
2004     12.5        10.5        2.0           0.5          1.0            3.0             5.0         2.0                 3
2005     15.0        11.5        4.0           2.0          2.0            4.0             7.0         2.5                 4
2006     18.0        12.5        7.0           4.0          4.0            6.0            10.0         3.5                 6
2007     21.0        13.5       11.0           7.0          8.0            8.0            14.0         5.0                 8
2008     24.0        14.5       16.0          11.0         12.0           10.0            19.0         7.0                10


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


ANNOUNCED INDUSTRY CAPACITIES                                          [photo]


                                  [graph]

YEAR                 OTHER      SGL      CYTEC     HEXCEL    MITSUBISHI    TOHO     TORAY    ZOLTEK
                                                     (MILLIONS LBS)
2004                  3.0       2.0       4.0       3.0         3.0        12.0      14.0      7
2005                  3.0       2.0       4.0       3.0         3.0        12.0      16.0      9
2006                  3.0       2.0       4.0       3.0         7.0        12.0      20.0     13
2007                  6.0       3.0       4.0       6.0         7.0        15.0      22.0     19
2008 with
 Zoltek adding
 5M lbs in 2007       6.0       3.0       4.0       6.0         7.0        18.0      25.0     24



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WIND ENERGY IS CURRENTLY THE LARGEST AND                               [photo]
     FASTEST GROWING MARKET FOR THE
     COMPOSITE MATERIALS



                  CARBON FIBERS IS THE ENABLING MATERIAL IN
                                 WIND ENERGY


o In 2005 23% + growth in newly installed Mega Watt capacity worldwide.

o Annual composite materials sales is growing at greater than 35%

o Economic and technical forces overwhelmingly favor carbon fibers



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WIND ENERGY GROWTH HISTORY                                             [photo]

                                   [graph]



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ROTOR DIAMETER INCREASES WITH TURBINE SIZE                             [photo]



                      Increasing the wind swept area is
                    greater power output at lower costs.


                                   [graph]



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ZOLTEK IS WELL POSITIONED                                              [photo]



                                  [graph]

                          Top 10 Turbine suppliers

Vestas      2783
Gamesa      1474
Enercon     1288
GE Wind      918
Siemens      507
Sulzon       322
Repower      276
Mitsubishi   214
Ecotecnia    214
Nordex       186
Others       334

                         8,516 MW DELIVERED IN 2005



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                                  [photo]


[photo]



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OFF-SHORE OIL AND GAS
     DRIVING FORCE: $30 + PER BARREL                                  [photo]



                    CARBON FIBER IS THE ENABLING MATERIAL

o Offshore developments will continue moving to deeper waters.

o The weight of steel elements under extreme loads, higher pressures and dynamic service are limited.

o Steel becomes ineffective as a load carrying element due to elongation.


                              ZOLTEK EXPERIENCE

o Buoyancy products demand has exploded in the last 12 months

o Carbon fiber umbilical, tether and riser solutions have become truly enabling to harvest oil & gas at 8000 feet depths.

o Zoltek has worked with Aker Kvaerner to develop new solutions based on carbon fiber rods to replace steel.



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CARBON APPLICATION                                                    [photo]


                                  [photo]



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KVAERNER OILFIELD PRODUCTS                                            [photo]



==============================================================================
Subsea System                      Composite   Steel Joint      Weight Savings
                                     Joint
------------------------------------------------------------------------------
Clip connector dry weight           1520kg       1520kg               -
------------------------------------------------------------------------------
Riser, Dry weight                   4700kg       6800kg           2100kg (31%)
------------------------------------------------------------------------------
Riser, submerged weight             3200kg       5925kg           2725kg (46%)
------------------------------------------------------------------------------
Choke & Kill, Dry weight            1800kg       4300kg           2500kg (58%)
------------------------------------------------------------------------------
Choke & Kill, submerged weight      1525kg       4025kg           2500kg (62%)
------------------------------------------------------------------------------
Riser assembly, Dry weight          6500kg     11,000kg           4600kg (41%)
------------------------------------------------------------------------------
Riser assembly, Submerged Weight    4725kg       9950kg           5225kg (53%)
==============================================================================

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------------------------------------------------

COMPOSITE TETHERS                                                     [photo]

------------------------------------------------


[photo]        Strands: bundled                                       [photo]
               carbon fiber rods

               PVC Profiles

               PE Outer Jacket

------------------------------------------------

DEEP WATER UMBILICAL PRODUCT                                          [photo]

------------------------------------------------


 o Aker Kvearner has won 4 significant Umbilical projects in the gulf at depths of 2600 meters

o Carbon fiber rods with Zoltek Panex35 will be used for stiffness enhancement to dynamic sections.

o First two umbilical sections are complete - second two will be finished by May '06.

o Tether projects to follow                                         [photo]
                                                                 OTC AWARD - ON
                                                                 NEW TECHNOLOGY



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ZOLTEK'S EXPERIENCE IN THE GLOBAL
     AUTOMOTIVE INDUSTRY                                              [photo]



THE MAIN CHALLENGE FOR ADVANCED CARBON COMPOSITES LIES NOT IN PROVING THEIR PERFORMANCE, BUT IN ADAPTING THEM TO THE AUTOMOTIVE INDUSTRY'S WORLD:


o A STRONG METALS HERITAGE.

o AUTOMATED PRODUCTION METHODS

o LARGE VOLUME, HIGH QUALITY CONSISTENCY.

o COST COMPETITIVENESS WITH OTHER MATERIALS FOR A GIVEN FUNCTION



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KEY AUTOMOTIVE COST FINDINGS                                          [photo]



o THE MAJOR BARRIERS TO DEPLOYING CARBON FIBER IN SERIES OEM
  PRODUCTION ARE MANUFACTURING AND ASSEMBLY COSTS AT THE OEM
  IN A METAL ENVIRONMENT.

o THE COST OF CARBON FIBER AS A RAW MATERIAL INPUT IS NOT THE
  BARRIER.

o UP TO 45% WASTE IS COMMON IN SOME PROCESSES.

o NEW LOWER COSTS CONVERSION AND MOLDING PROCESSES RESULTING
  IN LESS WASTE WILL BE REQUIRED.

                                                                      [photo]



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BMW M6 - FRONT & REAR BUMPER BEAMS.                                   [photo]
RESIN TRANSFER MOLDING



                                   [photo]

BMW M6
P0017467    BMW Group PressClub: www.press.bmwgroup.com
(C) BMW AG  Nur fur Pressezwecke / For press purposes only            12/2004


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BMW M6 - ROOF SUPPORT & STRUCTURAL ROOF
ELEMENTS. RESIN TRANSFER MOLDING                                      [photo]



                                   [photo]
BMW M6 Carbon-Dach
BMW M6 roof made of carbon

P0017476    BMW Group PressClub: www.press.bmwgroup.com
(C) BMW AG  Nur fur Pressezwecke / For press purposes only            12/2004


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DAIMLER - MCLAREN SLR ROADSTER
REAR "SCUTTLE PANEL" ADVANCED SMC - MENZOLIT-FIBRON                   [photo]




                                   [photo]


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DAIMLER - MCLAREN SLR ROADSTER
REAR "SCUTTLE PANEL" ADVANCED SMC - MENZOLIT-FIBRON                   [photo]



                                      [photo]


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FERRARI ENZO, F430, 612 SCAGLIETTI -
BRAKE SYSTEMS - CARBON / CERAMIC DISC BRAKES                          [photo]


Brembo Ceramic Disc Brakes

                                      [photo]



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CHEVROLET CORVETTE Z06 - FRONT FENDERS -
FUTURE FLOOR SYSTEM - PREPREG AUTOCLAVE & RTM
VERMONT COMPOSITES / MFG                                              [photo]



                                   [photo]


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LONG-TERM GROWTH POTENTIAL                                            [photo]



                                  [graph]


                                           SIGNIFICANT OPPORTUNITIES AND SCALE-UP ISSUES

                              ALTERNATE
       AIRCRAFT /  SPORTING    ENERGY /   OIL/OFF-SHORE  AUTOMOTIVE  INFRASTRUCTURE /  INDUSTRIAL  TRANSPORTATION /  THERMOPLASTIC /
YEAR   AEROSPACE    GOODS    WIND ENERGY     DRILLING                  CONSTRUCTION                    MARINE          ELECTRONICS
                                                                (MILLION LBS)
2004     12.5        10.5        2.0           0.5         1.0             3.0             5.0         2.0                 3
2005     15.0        11.5        4.0           2.0         2.0             4.0             7.0         2.5                 4
2006     18.0        12.5        7.0           4.0         4.0             5.5            10.0         3.5                 5.5
2007     21.0        13.5       11.0           6.0         7.0             7.5            14.0         5.0                 7.5
2008     24.0        14.5       16.0           9.0         9.0            10.0            19.0         7.0                 9
2009     26.5        15         19            11          12.5            13              23           8.5                10.5
2010     29          15.5       21            14          16.5            17              27.5        10                  12
2011     32          16         23            18          20              22              33          12                  13
2012     35.5        16.5       25            21          26              26.5            39          14.5                15
2013     39          17         28            24          34              31              46          17.5                16.5



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ZOLTEK STOCK PERFORMANCE                                               [photo]



                                  [graph]

                           ZOLTEK COMPANIES, INC.


                         2005 SHAREHOLDERS' MEETING                    [photo]

                             FEBRUARY 21, 2006




                   BREAKTHROUGH APPLICATION - WIND ENERGY